CSFB05-10G6AR2 - Price/Yield - 6A3

Balance	$8,590,000.00	Delay	24	WAC	6	WAM	358
Coupon	5.75	Dated	10/1/2005	NET	5.5	WALA	2
Settle	10/31/2005	First Payment	11/25/2005

Price	1	2	3	4	5	6	7	8	9
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
97-08.00	6.041	6.059	6.163	6.234	6.434	6.574	6.736	7.134	8.442
97-16.00	6.017	6.033	6.126	6.189	6.367	6.492	6.637	6.992	8.158
97-24.00	5.993	6.008	6.089	6.144	6.301	6.411	6.538	6.851	7.875
98-00.00	5.970	5.982	6.052	6.100	6.235	6.330	6.440	6.710	7.594
98-08.00	5.946	5.956	6.015	6.055	6.169	6.249	6.342	6.569	7.313
98-16.00	5.922	5.931	5.979	6.011	6.104	6.169	6.244	6.429	7.034
98-24.00	5.899	5.905	5.942	5.967	6.039	6.089	6.147	6.290	6.756
99-00.00	5.875	5.880	5.906	5.924	5.974	6.009	6.050	6.151	6.479
99-08.00	5.852	5.855	5.870	5.880	5.909	5.930	5.954	6.012	6.204
99-16.00	5.829	5.829	5.834	5.837	5.845	5.851	5.858	5.875	5.929
99-24.00	5.805	5.804	5.798	5.794	5.781	5.772	5.762	5.737	5.656
100-00.00	5.782	5.779	5.762	5.751	5.717	5.694	5.667	5.600	5.384
100-08.00	5.759	5.754	5.727	5.708	5.654	5.616	5.572	5.464	5.113
100-16.00	5.736	5.730	5.691	5.665	5.591	5.539	5.477	5.328	4.843
100-24.00	5.713	5.705	5.656	5.623	5.528	5.461	5.383	5.193	4.575
101-00.00	5.691	5.680	5.621	5.580	5.466	5.384	5.289	5.058	4.307
101-08.00	5.668	5.656	5.586	5.538	5.403	5.308	5.196	4.924	4.041

Spread @ Center Price	126	129	139	145	158	163	167	175	204
WAL	18.00	15.96	10.21	8.09	4.94	3.81	2.99	2.00	0.97
Mod Durn	10.74	9.94	6.95	5.77	3.89	3.17	2.61	1.82	0.91
Principal Window	Jan17 - Sep31	~Nov05 - Jul30	Nov05 - Oct26	Nov05 - Oct24	Nov05 - Jun20	Nov05 - Nov17	Nov05 - Mar14	Nov05 - May09	Nov05 - May07

Prepay	105 PSA	125 PSA	175 PSA	200 PSA	250 PSA	275 PSA	300 PSA	400 PSA	1000 PSA

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 4.118 4.255 4.280 4.333 4.477 4.697

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G6AR2 - Price/Yield - 6A4

Balance	$1,410,000.00	Delay	24	WAC	6	WAM	358
Coupon	5.75	Dated	10/1/2005	NET	5.5	WALA	2
Settle	10/31/2005	First Payment	11/25/2005

Price	1	2	3	4	5	6	7	8	9
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
96-08.00	6.073	6.076	6.088	6.096	6.123	6.147	6.190	6.819	8.058
96-16.00	6.054	6.057	6.067	6.075	6.100	6.122	6.162	6.743	7.887
96-24.00	6.035	6.037	6.047	6.054	6.077	6.097	6.134	6.667	7.717
97-00.00	6.015	6.018	6.026	6.033	6.054	6.072	6.105	6.592	7.548
97-08.00	5.996	5.998	6.006	6.012	6.031	6.047	6.077	6.516	7.379
97-16.00	5.977	5.979	5.986	5.991	6.008	6.023	6.050	6.441	7.211
97-24.00	5.958	5.960	5.966	5.971	5.985	5.998	6.022	6.366	7.043
98-00.00	5.939	5.940	5.946	5.950	5.963	5.974	5.994	6.292	6.876
98-08.00	5.920	5.921	5.926	5.929	5.940	5.949	5.967	6.217	6.709
98-16.00	5.901	5.902	5.906	5.909	5.918	5.925	5.939	6.143	6.543
98-24.00	5.883	5.883	5.886	5.888	5.895	5.901	5.912	6.069	6.378
99-00.00	5.864	5.864	5.866	5.868	5.873	5.877	5.884	5.995	6.213
99-08.00	5.845	5.846	5.847	5.848	5.850	5.853	5.857	5.922	6.049
99-16.00	5.827	5.827	5.827	5.827	5.828	5.829	5.830	5.849	5.885
99-24.00	5.808	5.808	5.808	5.807	5.806	5.805	5.803	5.776	5.722
100-00.00	5.790	5.790	5.788	5.787	5.784	5.781	5.776	5.703	5.559
100-08.00	5.772	5.771	5.769	5.767	5.762	5.758	5.749	5.630	5.397

Spread @ Center Price	122	122	124	126	133	137	143	191	248
WAL	27.82	27.10	24.61	23.06	19.42	17.19	14.28	3.93	1.65
Mod Durn	13.42	13.27	12.71	12.31	11.21	10.42	9.20	3.41	1.52
Principal Window	Sep31 - Aug35	Jul30 - Aug35	Oct26 - Aug35	Oct24 - Aug35	Jun20 - Aug35	Nov17 - Aug35	Mar14 - Aug35	May09 - Mar10	May07 - Jul07

Prepay	105 PSA	125 PSA	175 PSA	200 PSA	250 PSA	275 PSA	300 PSA	400 PSA	1000 PSA

Treasury	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 4.118 4.255 4.280 4.333 4.477 4.697

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.